CAPSTONE FINANCIAL GROUP, INC.

WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE

BOARD OF DIRECTORS

OF

CAPSTONE FINANCIAL GROUP, INC.

A Nevada Corporation Dated: October 28, 2014

The undersigned, being all the Directors of CAPSTONE FINANCIAL GROUP, INC., a Nevada Corporation, hereby execute this written consent to action, as provided by Section 78.315 of the Nevada Revised Statutes and in lieu of a formal meeting. The undersigned hereby waive, pursuant to Section 78.375 of the Nevada Revised Statutes and Article III, Section 14 of the By-laws, all requirements of notice, including notice of purpose, whether contained in the Nevada Constitution, Nevada Revised Statutes or the By-laws of this Corporation, and do hereby adopt the following resolutions:

Authorization to Execute Agreement with Darin R. Pastor

WHEREAS, on December 13, 2013, the Corporation entered into a reverse triangular merger by and among Capstone Sub Co. (“Sub Co.”), a Nevada corporation and a former wholly owned subsidiary of the Company, and Capstone Affluent Strategies, Inc. (“Affluent”), a California Corporation (the “Merger Agreement”), Sub Co. and Affluent being the constituent entities in the Merger. Pursuant to the terms of the Merger, Sub Co. merged with Affluent wherein Sub Co ceased to exist and Affluent became a wholly owned subsidiary of the corporation (the “Merger”); and

WHEREAS, on January 15, 2014 the Merger was completed, however as a result of being unable to complete a timely audit of the financial statements, among other things, on May 14, 2014, the Corporation, Sub Co. and Affluent executed a Rescission Letter Agreement, wherein they mutually agreed to rescind the Merger Agreement rendering the Merger Agreement void and of no effect, without any liability on any party to the Merger Agreement (“Merger Rescission”); and

WHEREAS, on April 28, 2014, a Domestic Stock Corporation Certificate of Dissolution for Affluent was prematurely filed with the Secretary of State of California dissolving Affluent as a corporation (the “Affluent Dissolution”); and

WHEREAS, as a result of the Affluent Dissolution, neither the Corporation, Affluent nor Pastor were provided the opportunity to properly document and effectuate their intentions subsequent to the Merger Rescission; and

Capstone Financial Group, Inc. – Pastor, Affluent, & CAPP Agreement	October 28, 2014

CAPSTONE FINANCIAL GROUP, INC.

WHEREAS, Pastor was the sole officer and Director of Affluent prior to its dissolution and the Corporation still desires to utilize Pastor’s expertise, knowledge base and experience, and believes that Pastor’s efforts and development of the Affluent business have an overriding redeeming economic value to the Corporation; and

WHEREAS, the Corporation wishes to assume certain assets from Affluent in exchange for the assumption of certain liabilities; and

WHEREAS, Pastor and the Corporation feel it is in the best interests of all involved to enter into the Agreement between Pastor and the Corporation (the “Agreement”), attached hereto as Exhibit A, memorializing the intentions, as if they were originally given the chance to enter into such; be it

RESOLVED, the Corporation is hereby authorized to execute the Agreement.

AUTHORIZATION OF CORPORATE ACTION

RESOLVED THAT each officer of the Corporation is hereby authorized and directed to do and perform, or cause to be done and performed, all such acts, deeds and things and to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments or certificates in the name and on behalf of the Corporation or otherwise as each such officer may deem necessary or appropriate to effectuate or carry out fully the purpose and intent of the foregoing resolutions and any of the transactions contemplated thereby.

All actions heretofore taken by any director or officer of the Corporation in connection with any matter referred to in the foregoing resolutions are hereby approved, ratified and confirmed in all respects.

The secretary and any assistant secretary of the Corporation or any other officer of the Corporation, is hereby authorized to certify and deliver, to any person to whom such certification and delivery may be deemed necessary or appropriate in the opinion of such officer, a true copy of the foregoing resolutions.

APPROVAL

Dated: October 28, 2014

ABSTAIN

Darin Pastor, Chairman

_____________________________________

George Schneider, Director

IN WITNESS WHEREOF: ___________________________________

Darin Pastor, Secretary

The following is appended here to:

•	Exhibit A – Agreement by and between Darin R. Pastor and Capstone Financial Group, Inc., dated October 28, 2014.

Capstone Financial Group, Inc. – Pastor, Affluent, & CAPP Agreement	October 28, 2014